POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Virtus Equity Trust, hereby constitute and appoint George R. Aylward, Kevin J. Carr and Jennifer Fromm, or any of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, on any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the merger of Virtus Capital Growth Fund into Virtus Strategic Growth Fund and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 5th day of December, 2009.

/s/ George R. Aylward
George R. Aylward, Trustee	James M. Oates, Trustee

Dr. Leroy Keith, Jr., Trustee	Richard E. Segerson, Trustee

Philip R. McLoughlin, Trustee	Ferdinand L. J. Verdonck, Trustee

Geraldine M. McNamara, Trustee

All signatures need not appear on the same copy of this Power of Attorney.

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Virtus Equity Trust, hereby constitute and appoint George R. Aylward, Kevin J. Carr and Jennifer Fromm, or any of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, on any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the merger of Virtus Capital Growth Fund into Virtus Strategic Growth Fund and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 4th day of December, 2009.

/s/ James M. Oates
George R. Aylward, Trustee	James M. Oates, Trustee

Dr. Leroy Keith, Jr., Trustee	Richard E. Segerson, Trustee

Philip R. McLoughlin, Trustee	Ferdinand L. J. Verdonck, Trustee

Geraldine M. McNamara, Trustee

All signatures need not appear on the same copy of this Power of Attorney.

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Virtus Equity Trust, hereby constitute and appoint George R. Aylward, Kevin J. Carr and Jennifer Fromm, or any of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, on any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the merger of Virtus Capital Growth Fund into Virtus Strategic Growth Fund and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 7 day of December, 2009.

George R. Aylward, Trustee	James M. Oates, Trustee

/s/ Leroy Keith
Dr. Leroy Keith, Jr., Trustee	Richard E. Segerson, Trustee

Philip R. McLoughlin, Trustee	Ferdinand L. J. Verdonck, Trustee

Geraldine M. McNamara, Trustee

All signatures need not appear on the same copy of this Power of Attorney.

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Virtus Equity Trust, hereby constitute and appoint George R. Aylward, Kevin J. Carr and Jennifer Fromm, or any of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, on any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the merger of Virtus Capital Growth Fund into Virtus Strategic Growth Fund and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 8th day of December, 2009.

George R. Aylward, Trustee	James M. Oates, Trustee

/s/ Richard E. Segerson
Dr. Leroy Keith, Jr., Trustee	Richard E. Segerson, Trustee

Philip R. McLoughlin, Trustee	Ferdinand L. J. Verdonck, Trustee

Geraldine M. McNamara, Trustee

All signatures need not appear on the same copy of this Power of Attorney.

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Virtus Equity Trust, hereby constitute and appoint George R. Aylward, Kevin J. Carr and Jennifer Fromm, or any of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, on any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the merger of Virtus Capital Growth Fund into Virtus Strategic Growth Fund and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 9th day of December, 2009.

George R. Aylward, Trustee	James M. Oates, Trustee

Dr. Leroy Keith, Jr., Trustee	Richard E. Segerson, Trustee

/s/ Philip R. McLoughlin
Philip R. McLoughlin, Trustee	Ferdinand L. J. Verdonck, Trustee

Geraldine M. McNamara, Trustee

All signatures need not appear on the same copy of this Power of Attorney.

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Virtus Equity Trust, hereby constitute and appoint George R. Aylward, Kevin J. Carr and Jennifer Fromm, or any of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, on any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the merger of Virtus Capital Growth Fund into Virtus Strategic Growth Fund and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 5th day of December, 2009.

George R. Aylward, Trustee	James M. Oates, Trustee

Dr. Leroy Keith, Jr., Trustee	Richard E. Segerson, Trustee

/s/ Ferdinand L. J. Verdonck
Philip R. McLoughlin, Trustee	Ferdinand L. J. Verdonck, Trustee

Geraldine M. McNamara, Trustee

All signatures need not appear on the same copy of this Power of Attorney.

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Virtus Equity Trust, hereby constitute and appoint George R. Aylward, Kevin J. Carr and Jennifer Fromm, or any of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, on any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the merger of Virtus Capital Growth Fund into Virtus Strategic Growth Fund and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 9th day of December, 2009.

George R. Aylward, Trustee	James M. Oates, Trustee

Dr. Leroy Keith, Jr., Trustee	Richard E. Segerson, Trustee

Philip R. McLoughlin, Trustee	Ferdinand L. J. Verdonck, Trustee

/s/ Geraldine M. McNamara
Geraldine M. McNamara, Trustee

All signatures need not appear on the same copy of this Power of Attorney.